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                                                                 EXHIBIT 10.9.1


                               FIRST AMENDMENT TO
                         TWO BRIDGEPOINT LEASE AGREEMENT


          This FIRST AMENDMENT TO TWO BRIDGEPOINT LEASE AGREEMENT (this "Amendment") is entered into as of April 11, 1997, by and between INVESTORS LIFE INSURANCE COMPANY OF NORTH AMERICA, a Washington corporation ("Landlord"), and BRIGHAM OIL & GAS, L.P., a Delaware limited partnership ("Tenant").


                                    RECITALS:

          1. Landlord and Tenant executed that certain Two Bridgepoint Lease Agreement dated as of September 20, 1996, covering part of the building (the "Building") known as Two Bridgepoint, located at 6300 Bridgepoint Parkway, Austin, Travis County, Texas, as more particularly described therein. Such lease agreement is hereinafter called the "Original Lease". Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings given to them in the Original Lease, unless amended herein.

          2. Landlord did not deliver the Occupancy Notice or the Affiliate Lease Notice to Tenant on or before December 31, 1996, as contemplated by Exhibit "F" to the Original Lease, and neither Landlord nor Landlord's Affiliate occupies at least 40,000 rentable square feet of space in the Building.


          3. Landlord and Tenant wish to modify and amend the Original Lease in order to, among other things, (i) acknowledge that Landlord did not deliver the Occupancy Notice or the Affiliate Lease Notice to Tenant on or before December 31, 1996, as contemplated by Exhibit "F" to the Original Lease, and neither Landlord nor Landlord's Affiliate occupies at least 40,000 rentable square feet of space in the Building, (ii) amend the terms and conditions of the Expansion Option which are set forth in Exhibit "G" to the Original Lease, and (iv) correct an error in the formula used in Exhibit "F" to the Original Lease and again in Exhibit "G" to the Original Lease concerning the construction allowance applicable to expansions of the Premises pursuant to those Exhibits.

          NOW, THEREFORE, in consideration of the above recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

          1. Amendment of the Original Lease. As of the effective date of this Amendment, the Original Lease is amended as follows:

          a. Premises. As a result of the modification to the Expansion Option and Exhibit "G" to the Original Lease as set forth below, the Fourth Floor Plan attached to the Original Lease as the second page of Exhibit "A" to the Original Lease is deleted and in lieu thereof is inserted the Fourth Floor Plan attached as Exhibit "A" to this Amendment. The first and third page of Exhibit "A" to the Original Lease shall not be effected by this Amendment.

          b. Right of First Refusal. Landlord and Tenant acknowledge and agree that (i) Landlord did not deliver the Occupancy Notice or the Affiliate Lease Notice to Tenant on or before December 31, 1996, as contemplated by Exhibit "F" to the Original Lease, and (ii) neither Landlord nor Landlord's Affiliate occupies at Least 40,000 rentable square feet of space in the Building. Therefore, Landlord and Tenant acknowledge and agree that Tenant shall be entitled to its Right of

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First Refusal with respect to the Refusal Space, subject to the renewal requirement during the last three years of the Primary Term and the conditions to exercising such right set forth in Exhibit "F" to the Original Lease. Also, to correct an error in the Original Lease, clauses (i) and (ii) of Section 1(e) of Exhibit "F" to the Original Lease are amended to read as follows:

          (i) For shell condition rentable area in the Refusal Space, an amount per square foot leased, rounded up or down to the nearest cent (but not to exceed $18.00), equal to X $18.00, times (Y) the number of months remaining in the Term (excluding all renewals, unless such renewals have been irrevocably exercised by Tenant), divided by (Z) one hundred twenty (120).

          (ii) For previously finished-out rentable area in the Refusal Space, an amount per square foot leased, rounded up or down to the nearest cent (but not to exceed $7.50), equal to (X) $7.50, times (Y) the number of months remaining in the Term (excluding all renewals, unless such renewals have been irrevocably exercised by Tenant), divided by (Z) one hundred twenty (120).

          c. Expansion Option. Landlord and Tenant also acknowledge and agree that the Limited Expansion Option mentioned in Section 2.05 of the Original Lease is no longer applicable. All references to the Limited Expansion Option in the Original Lease are hereby deleted. The Expansion Option mentioned in Section 2.05 of the Original Lease is still in full force and effect, although Exhibit "G" to the Original Lease which sets forth the terms and conditions of the Expansion Option, is deleted and in lieu thereof is inserted Exhibit "G" attached to this Amendment.

         2 Ratification. The Original Lease, as amended by this Amendment, is hereby ratified and confirmed in all respects.

         3. Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed an original. Such counterparts, together, shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.


                                   LANDLORD:

                                   INVESTORS LIFE INSURANCE COMPANY OF NORTH
                                   AMERICA, a Washington corporation

                                   By: /s/ JAMES M. GRACE
                                      -----------------------------------------
                                      James M. Grace
                                      Executive Vice President
                                      Assistant Secretary

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                                    TENANT:

                                    BRIGHAM OIL & GAS, L.P., a Delaware limited
                                    Partnership

                                    By: Brigham Exploration Company, a Texas
                                        corporation, as managing general partner

                                        By: /s/ BEN M.BRIGHAM
                                           -------------------------------------
                                           Ben M. Brigham
                                           President and CEO


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                                  EXHIBIT "A"

      TO FIRST AMENDMENT TO LEASE BETWEEN INVESTORS LIFE INSURANCE COMPANY
                         OF NORTH AMERICA, AS LANDLORD,
                     AND BRIGHAM OIL & GAS, L.P., AS TENANT

                               FOURTH FLOOR PLAN



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                           [VIEW FOURTH FLOOR PLAN]





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                                  EXHIBIT "G"

                TO LEASE BETWEEN INVESTORS LIFE INSURANCE COMPANY
                         OF NORTH AMERICA, AS LANDLORD,
                     AND BRIGHAM OIL & GAS, L.P., AS TENANT

                              EXPANSION OPTION

     1. Landlord grants to Tenant an expansion option (the "Expansion Option") exercisable as hereinafter set forth to add certain additional rentable square feet of the Building to the Premises, all as hereinafter set forth:

                  (a) Until May 1, 1997, so long as no Default by Tenant has occurred and is continuing, Tenant may exercise the Expansion Option to include under this Lease, beginning July 1, 1997, all or part of the contiguous rentable area on the fourth floor of the Building designated as the "1st Option Space" on Exhibit "A" (the "1st Option Space"), upon the terms set forth in this Exhibit "G". In the event Tenant desires to exercise the Expansion Option as provided in this Section 1(a), Tenant shall deliver to Landlord written notice of Tenant's election on or before May 1, 1997. The Rent for the space added to the Premises pursuant to this Section 1 (a) shall be the same per square rentable foot as for the original Premises, and Landlord shall do the work necessary to furnish and install improvements within any such space, on the same terms and conditions (including the same dollar allowances per square foot) as required with respect to the original Premises pursuant to Exhibit "C".

                  (b) Provided that Tenant has timely elected to exercise the Expansion Option as set forth in Section 1(a) above, or that Landlord and Tenant have otherwise amended this Lease to add the 1st Option Space to the Premises, and further provided that no Default by Tenant has occurred and is continuing, Tenant may exercise the Expansion Option to include under this Lease, beginning the first day of either (as designated by Landlord) the 36th, 37th, 38th, 39th or 40th month of the Term of this Lease, all or part of the contiguous rentable area on the fourth floor of the Building designated as the "2nd Option Space" on Exhibit "A" (the "2nd Option Space"), upon the terms set forth in this Exhibit "G". If Tenant desires to exercise the Expansion Option for the 2nd Option Space as provided in this Section 1(b), Tenant must deliver to Landlord written notice of Tenant's election no later than December 31, 1999. If Tenant fails to timely exercise its right to exercise the Expansion Option on the 2nd Option Space by December 31, 1999, Tenant's option to expand the Premises by adding the 2nd Option Space as set forth in this Exhibit "G" shall terminate and be of no further force or effect. If Tenant does exercise the Expansion Option as provided in this Section (b). Landlord shall respond within thirty days thereafter with a notice to Tenant designating the month during which (i.e., the 36th, 37th, 38th, 39th or 40th month of the Term of this Lease) the 2nd Option Space will be added to the Premises. The Rent for the 2nd Option Space shall the same per rentable square foot as for the Rent for the original Premises.

                  (c) Provided that Tenant has timely elected to exercise the Expansion Option as set forth in Section 1 (b) above, or that Landlord and Tenant have otherwise amended this Lease to add the 2nd Option Space to the Premises, and further provided that no Default by Tenant has occurred and is continuing, then Tenant may exercise the Expansion Option to include under this Lease, beginning the first day of either (as designated by Landlord) the 58th, 59th, 60th, 61st, 62nd, 63rd, 64th or 65th month of the Term of this Lease, the remainder of the fourth floor of the Building, as shown on Exhibit "A" (the "3rd Option Space"), upon the terms set forth in this Exhibit "G". If Tenant desires to exercise the Expansion Option for the 3rd Option Space, Tenant must deliver to Landlord written notice of Tenant's election no later than September 30, 2001, If Tenant fails to timely exercise its


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         right to exercise the Expansion Option on the 3rd Option Space by September 30, 2001, Tenant's option to expand the Premises as set forth in this Section l(c) shall terminate and be of no further force or effect. If Tenant does exercise the Expansion Option as provided in this Section 1(C), landlord shall respond within thirty days thereafter with a notice to Tenant designating the month during which (i.e., the 58th, 59th, 60th, 61st, 62nd, 63rd, 64th or 65th month of the Term of this Lease) the 3rd Option Space will be added to the Premises. The Rent for the 3rd Option Space shall the same per rentable square foot as for the Rent for the original Premises.

                  (d) After Landlord's receipt of notice of Tenant's election to lease all or any part of the 1st Option Space, 2nd Option Space or 3rd Option Space as set forth above, such space, if any, as Tenant elects not to lease may thereafter be leased by Landlord to third parties without any further obligation to Tenant, except as expressly provided in this Lease.

                  (e) The term "Premises," as used in this Lease, shall include all expansions thereof that may occur from time to time.

                  (f) In the event Tenant exercises the Expansion Option pursuant to Sections 1(b) or 1(c), Landlord shall do the work necessary to furnish and install within the 2nd Option Space or the 3rd Option Space, in accordance with drawings to be prepared by Tenant and approved in writing by Landlord, the Building Standard tenant improvements and other additional tenant improvements provided for in the drawings. The cost of the work shall be advanced by Landlord for the benefit of Tenant (to be repaid by Tenant through Tenant's payment of Base Rent), but only to the extent that the aggregate cost of furnishing the Building Standard improvements and such additional improvements provided for in the drawings does not exceed:

                (i) For shell condition rentable area in the 2nd Option Space or 3rd Option Space, an amount per square foot leased, rounded up or down to the nearest cent (but not to exceed $18.00), equal to (X) $18.00, times (Y) the number of months remaining in the Term (excluding all renewals, unless such renewals have been irrevocably exercised by Tenant), divided by (Z) one hundred twenty (120).

               (ii) For previously finished-out rentable area in the 2nd
                    Option Space or 3rd Option Space, an amount per square foot leased, rounded up or down to the nearest cent (but not to exceed $7.50), equal to (X) $7.50, times (Y) the number of months remaining in the Term (excluding all renewals, unless such renewals have been irrevocably exercised by Tenant), divided by (Z) one hundred twenty (120).

                  (g) The failure by Tenant to timely give the written notice described in Sections 1(a), 1(b) or 1(c) above shall constitute the Tenant's decision not to exercise the Expansion Option pursuant to those Sections, whereupon Tenant shall be considered to have permanently waived any rights to lease the 1st Option Space, 2nd Option Space and/or the 3rd Option Space, as the case may be, pursuant to this Exhibit.

                  (h) Upon the exercise of the Expansion Option pursuant to the terms hereof, Landlord and Tenant shall execute, at the request of either, an instrument delineating and describing the space added thereby.

                  (i) All expansion space leased pursuant to this Exhibit "G" shall be for a term which is coterminous with the Term originally stated herein and any renewal or extension thereof. Notwithstanding anything herein to the contrary, the initial term for all rentable area added to this


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         Lease pursuant to the Expansion Option shall terminate on the last day of the then current Term of this Lease of the Premises subject hereto. As to each such addition, and so long as this Lease remains in full force and effect and Tenant is not in default hereunder, Tenant shall have the right to renew this Lease for the renewal term under Exhibit "F" hereof, upon the same terms and conditions as the original Premises, except as set forth in said Exhibit "F". In no event shall this Lease continue in force and effect as to any expansion space beyond the termination of this Lease as to all space constituting a part of the original Premises.

2. Landlord shall use reasonable efforts to accommodate Tenant's additional expansion first within Two Bridgepoint, then One Bridgepoint, then within Bridgepoint Square.


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